UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2017

Hardinge Inc.
(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hardinge Drive Elmira, NY		14902
(Address of principal executive offices)		(Zip Code)

(607) 734-2281
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Cash Incentive Plan Awards

On February 27, 2017, the independent members of the Board of Directors of Hardinge Inc. (“Hardinge” or the “Company”), accepting the recommendations of the Compensation Committee, approved payments to the Company’s executive officers under the Hardinge Inc. Cash Incentive Plan based on the Company’s performance during the year ended December 31, 2016 against previously determined goals for 2016 (the “2016 Plan”).

The performance goals and other details for the 2016 Plan were previously summarized in the Current Report on Form 8-K that was filed by the Company with the Securities and Exchange Commission on August 9, 2016. Set forth below are the payments to be made to the executive officers under the 2016 Plan:

Executive Officer	Payments to be Made Pursuant to the 2016 Plan
Richard L. Simons, President and Chief Executive Officer	$64,960
Douglas J. Malone, Vice President and Chief Financial Officer	$26,708
James P. Langa, Senior Vice President - Machine Solutions	$29,200
Urs Baumgartner, Vice President - Grinding	$26,850(1)
William B. Sepanik, Vice President - Workholding	$43,068

(1) The payment to Mr. Baumgartner is CHF 27,500 which has been converted into U.S. Dollars at a rate of .976 per Swiss Franc, the exchange rate in effect on December 29, 2016.

2017 Cash Incentive Plan

On February 27, 2017, the independent members of the Board of Directors of Hardinge, accepting the recommendations of the Compensation Committee of the Board of Directors, adopted terms for the 2017 incentive compensation (payable in 2018) for the Company’s executive officers under the Hardinge Cash Incentive Plan (the “2017 Plan”). The 2017 Plan provides incentive bonuses payable in cash to the Company’s executive officers based, in part, on the Company’s performance against specified financial performance goals. The Compensation Committee approves payments, if any, after the end of the year.

Target awards for each executive officer in the 2017 Plan are expressed as a percentage of the executive officer’s annual base salary. The 2017 target awards are as follows:

Executive Officer	Percentage of Base Salary
Richard L. Simons, President and Chief Executive Officer	75%
Douglas J. Malone, Vice President and Chief Financial Officer	50%
James P. Langa, Senior Vice President - Machine Solutions	50%
Urs Baumgartner, Vice President - Grinding	50%
William B. Sepanik, Vice President - Workholding	50%

As set by the Compensation Committee and adopted by the independent members of the Board of Directors, performance goals under the 2017 Plan for each of Messrs. Simons, Malone and Langa include a threshold, target and maximum for the Company’s (i) earnings before interest, taxes, depreciation and amortization (EBITDA) (the “EBITDA Goal”), (ii) managed working capital (expressed as a percentage of annualized sales) (the “Managed Working Capital Goal”) and (iii) a personal goal specific to each executive officer (the “Personal Goal”).

Performance goals under the 2017 Plan for Mr. Baumgartner include a threshold, target and maximum for (i) the EBITDA Goal, (ii) the Grinding operations earnings before interest, taxes and depreciation and amortization (the “Grinding EBITDA Goal”) and (iii) managed working capital for the Grinding operations (expressed as a percentage of annualized sales) (the “Grinding Managed Working Capital Goal”) and (iv) the Personal Goal specific to Mr. Baumgartner.

Performance goals under the 2017 Plan for Mr. Sepanik include a threshold, target and maximum for (i) the EBITDA Goal, (ii) the Aftermarket Tooling and Accessories (“ATA”) segment earnings before interest, taxes and depreciation and amortization (the “ATA EBITDA Goal”) and (iii) managed working capital for the ATA segment (expressed as a percentage of annualized sales) (the “ATA Managed Working Capital Goal”) and (iv) the Personal Goal specific to Mr. Sepanik.

With respect to Messrs. Simons, Malone and Langa, each of these executive officers are eligible to earn the percentages of the target award referenced in the table below based on the performance (i.e., if the threshold level is achieved, if the target level is achieved or if the maximum level is achieved) with respect to the EBITDA Goal and the Managed Working Capital Goal.

	% of Target Award Paid
Performance Result	EBITDA Goal	Managed Working Capital Goal
Threshold	12.50%	6.25%
Target	50.00%	25.00%
Maximum	100.00%	50.00%

Mr. Baumgartner is eligible to earn percentages of the target award referenced in the table below based on the performance (i.e., if the threshold level is achieved, if the target level is achieved or if the maximum level is achieved) with respect to the EBITDA Goal, the Grinding EBITDA Goal and the Grinding Managed Working Capital Goal.

	% of Target Award Paid
Performance Result	EBITDA Goal	Grinding EBITDA Goal	Grinding Managed Working Capital Goal
Threshold	2.50%	10.00%	6.25%
Target	10.00%	40.00%	25.00%
Maximum	20.00%	80.00%	50.00%

Mr. Sepanik is eligible to earn percentages of the target award referenced in the table below based on the performance (i.e., if the threshold level is achieved, if the target level is achieved or if the maximum level is achieved) with respect to the EBITDA Goal, the ATA EBITDA Goal and the ATA Managed Working Capital Goal.

	% of Target Award Paid
Performance Result	EBITDA Goal	ATA EBITDA Goal	ATA Managed Working Capital Goal
Threshold	2.50%	10.00%	6.25%
Target	10.00%	40.00%	25.00%
Maximum	20.00%	80.00%	50.00%

In addition to the amounts reflected above, the Compensation Committee has the full discretion to award or withhold incentive compensation in an amount up to 25% of an executive officer's target award based on whether the executive officer has achieved personal goals assigned to such executive officer.

Restricted Stock Incentive Awards

On February 27, 2017, the Board of Directors of the Company, ratifying the determination of the Compensation Committee, approved restricted common stock awards to certain executive officers of the Company pursuant to the Company’s Amended and Restated 2011 Incentive Stock Plan. As noted below, certain executive officers received an award of restricted shares which vest on the third anniversary of the date of the award. Each of the awards is structured such that the recipient will not vest in any portion of the restricted shares awarded until the third anniversary of the date of the award. All of the awards are subject to forfeiture and accelerated vesting in accordance with the terms of the Company’s Amended and Restated 2011 Incentive Stock Plan.

Executive Officer	Restricted Stock Incentive Award
Douglas J. Malone, Vice President and Chief Financial Officer	6,350 shares
James P. Langa, Senior Vice President - Machine Solutions	6,850 shares
Urs Baumgartner, Vice President - Grinding	6,450 shares
William B. Sepanik, Vice President - Workholding	4,700 shares

Performance Share Incentive Awards

On February 27, 2017, the Board of Directors of the Company, ratifying the determination of the Compensation Committee, approved awards of Performance Share Incentives to certain executive officers of the Company pursuant to the Company’s Amended and Restated 2011 Incentive Stock Plan. The awards are contingent upon Hardinge’s earnings before interest, taxes, depreciation and amortization in three one-year periods (each, a “Target Period” and the corresponding performance goal in each Target Period, a “Performance Goal”). The Performance Share Incentive target awards over the aggregate three-year period (each, a “Target Award”) for the executive officers noted below are as follows:

Executive Officer	Performance Share Incentive Target Award
Douglas J. Malone, Vice President and Chief Financial Officer	6,350 shares
James P. Langa, Senior Vice President - Machine Solutions	6,850 shares
Urs Baumgartner, Vice President - Grinding	6,450 shares
William B. Sepanik, Vice President - Workholding	4,700 shares

If the Company attains or surpasses the Performance Goal target in a particular Target Period, then each executive officer noted above will receive one-third of his Target Award attributable to the corresponding Target Period. The Target Awards (or portions thereof) earned by each executive officer are payable at the end of the three-year vesting period and in accordance with the terms of the Company’s Amended and Restated 2011 Incentive Stock Plan.

As provided in the Company’s Amended and Restated 2011 Incentive Stock Plan, at any time during the performance period associated with the awards of Performance Share Incentives, the Compensation Committee may revise the corresponding performance goals and computation of payment if unforeseen and/or extraordinary events occur which have a substantial effect on the performance of the Company, a Company affiliate or a Company division and which, in the judgment of the Compensation Committee, make the application of the performance goals associated with the awards of Performance Share Incentives unfair unless a revision is made.

Base Salary Adjustments

On February 27, 2017, the independent members of the Board of Directors of Hardinge, based on the recommendations of the Compensation Committee, increased the annual base salary of Mr. Malone by $30,000. As a result of the increase, effective as of February 1, 2017, Mr. Malone's annual base salary is $300,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)
Date	March 3, 2017
/s/ Douglas J. Malone
Douglas J. Malone Vice President and Chief Financial Officer